Exhibit 32

                       CERTIFICATIONS

Certificate Pursuant to

             18 U.S.C. Section 1350,
             as Adopted Pursuant to
             Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of NetWolves Corporation (the "Company") on Form 10-KSB for the year ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott Foote, President and Chief Executive, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: September 28, 2007
                                 By:/s/ Scott Foote
                                 Scott Foote
                                 Chief Executive Officer, President and Director


Certificate Pursuant to

             18 U.S.C. Section 1350,
             as Adopted Pursuant to
             Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of NetWolves Corporation (the "Company") on Form 10-KSB for the year ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter C. Castle, Secretary and Treasurer, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: September 28, 2007

                               By:  /s/ Peter C. Castle
                               Peter C. Castle
                               Chief Financial Officer, Vice President-Finance, Director, Treasurer and Secretary